SELIGMAN

--------------------------

                 SMALL-CAP

                VALUE FUND



                               [GRAPHIC OMITTED]

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                                  ------o------

                                A VALUE APPROACH

                                 TO SEEKING THE

                              CAPITAL APPRECIATION

                                  POTENTIAL OF

                                SMALLER COMPANIES

                                     [LOGO}

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE... VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.




[PHOTO OMITTED]

JAMES, JESSE, AND
JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

================================================================================

TABLE OF CONTENTS
To the Shareholders ........................................................   1
Interview With Your Portfolio Managers .....................................   2
Performance Overview .......................................................   4
Portfolio Overview .........................................................   6
Portfolio of Investments ...................................................   8
Statement of Assets and Liabilities ........................................  10
Statement of Operations ....................................................  11
Statements of Changes in Net Assets ........................................  12
Notes to Financial Statements ..............................................  13
Financial Highlights .......................................................  16
Report of Independent Auditors .............................................  18
Board of Directors .........................................................  19
Executive Officers AND For More Information ................................  20
Glossary of Financial Terms ................................................  21
================================================================================

TO THE SHAREHOLDERS

For the twelve months ended December 31, 2000, Seligman Small-Cap Value Fund delivered a total return of 26.55% based on the net asset value of Class A shares. During the same period, the Lipper Small Cap Value Funds Average returned 17.99% and the Russell 2000 Value Index returned 22.83%.

The Fund's strong performance came during a year of reversals. The collapse of the technology bubble in March 2000 and clear signs of a slowing US economy prompted investors to seek quality and value, focusing their attention on long-neglected "old economy" stocks. Value investing and small- and mid-cap stocks made major share price advances, while technology and large-cap growth stocks were battered. For the first time since 1990, the Standard & Poor's 500 Composite Stock Index (S&P 500) posted a negative return, as did the Nasdaq Composite Index and the Dow Jones Industrial Average.

At the root of this shift in the investment environment was the cooling US economy, slowed by a series of interest rate increases by the Federal Reserve Board. The economy grew at a 5.6% annual pace in the second quarter of 2000, compared with 2.2% and 1.4% in the third and fourth quarters, respectively. Higher energy prices also played a major role in the economic downshift, eating into both corporate earnings and consumers' disposable income. The slowdown was more abrupt than expected. Industrial production and consumer confidence both declined sharply. Many companies missed earnings targets because their profits were squeezed by higher borrowing costs and weaker demand. The profit shortfalls led to severe price declines in several areas, such as technology and growth. Meanwhile, fund flows returned to previously overlooked sectors, such as consumer staples and cyclical manufacturing.

In response to this economic deterioration, the Fed lowered the federal funds target rate by 0.5% to 6.0% on January 3, 2001, and by another 0.5% on January
31. This action was welcomed by investors, and, even though it did not immediately calm volatility, it will likely have a positive effect on liquidity and consumer confidence. Given the US budget surplus, the Fed has the flexibility to lower rates further, if necessary, to encourage economic growth.

Looking ahead, we expect that economic activity will accelerate during the second half of 2001. While there are uncertainties (possible policy errors in Washington, DC, high inventories, low consumer spending), we feel that there is ample reason for optimism. Energy prices should decrease because of lower demand, inflation is under control, and a federal tax cut under the new administration is likely. On the global level, we think that central banks around the world will follow the Fed's lead and cut rates, thus providing a stimulus for continued growth.

The volatility and emotion of the past year have served to reinforce several fundamental lessons of investing. The market works in cycles. Valuation and earnings still matter. Diversification among different asset classes and investment styles is the key to long-term investment success. This year's value resurgence underscores the wisdom of maintaining a long-term perspective.

Thank you for your continued support of Seligman Small-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris

---------------------
William C. Morris
Chairman

                                /s/ Brian T. Zino

                                 ---------------------
                                  Brian T. Zino

                                    President

February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q: HOW DID SELIGMAN SMALL-CAP VALUE FUND PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31, 2000?

A: Seligman Small-Cap Value Fund delivered a very strong total return of 26.55% based on the net asset value of Class A shares for the one year ended December 31, 2000. During the same period, small-cap value stocks, as measured by the Russell 2000 Value Index, returned 22.83%, while the Fund's peers, as measured by the Lipper Small Cap Value Funds Average, returned 17.99%.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING THIS PERIOD?

A: The year 2000 will be remembered as a very good one for Seligman Small-Cap Value Fund, one in which value investing made a big comeback, and in which a measure of rationality returned to the market. Investors renewed their interest in profitable, "old economy" stocks after realizing that many "new economy" stocks (often with little or no earnings) could not continue to operate without continuous access to capital. As the excesses of 1999 (characterized by the downplaying of traditional valuation methods, the chasing of fads, and momentum investing) were slowly reversed, value investors like your Fund's managers, who stuck to their disciplines, were greatly rewarded. The Fund also benefited as the outflow of capital from value funds to growth funds abated; previously (and in spite of good performance), the Fund had been compelled to meet redemption requests by selling investments. Performance improved significantly as this pressure eased.

Q:  WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THIS PERIOD?

A: In 2000, many of the investments that the Fund had made in previous periods, which had suffered from the market's lack of interest in value stocks, experienced substantial gains. Health care, finance, and banking stocks led the way during this rebound, with industrials also posting gains. Also contributing to the Fund's success this past year was the recognition of the franchise value of several of our investments by corporations who are now in the process of acquiring these companies.

    The Fund increased its exposure to financial stocks during the year, a move that added significantly to performance. Going forward, we will continue to maintain a strong exposure to this sector because we believe financial stocks will benefit as interest rates fall in 2001. The current industry trend of mergers and acqusitions could also be a positive catalyst for improved investment results.

[PHOTO OMITTED]

SELIGMAN VALUE TEAM: (STANDING, FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), MICHELLE BORRE, (SEATED, FROM
LEFT)RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), NEIL T. EIGEN (PORTFOLIO MANAGER), (NOT SHOWN) MITCH SCHENKMAN


================================================================================
A TEAM APPROACH

Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.

================================================================================

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

    We are currently looking at early-cycle, economically sensitive stocks, an area in which the Fund has already been well represented. This includes holdings in the retail sector and in consumer goods and services. This strategy is in anticipation of an upturn in the economy and an accompanying increase in consumer demand during the second half of 2001. We believe that falling interest rates and a likely tax cut at the federal level will increase the discretionary spending that was so noticeably absent during the 2000 holiday season.

    The Fund's large underweighting in technology helped performance this year, since technology performed so poorly. Going forward, the Fund will likely seek to buy some technology-related stocks whose prices were beaten down in 2000 (and may continue to fall in the first half of 2001) due to the economic slowdown. As in the past, we will stick closely to our investment discipline, striving to uncover undervalued companies with favorable earnings growth rates. During the technology craze of the last couple of years, the Fund did not modify its value-oriented investment strategy by adding overvalued technology companies to the portfolio. As technology valuations have moved down to more reasonable levels, the Fund may now take the opportunity to participate more fully in the technology sector.

Q:  WHAT IS YOUR OUTLOOK FOR 2001?

A: The US economy will likely exhibit continued signs of weakness during the first half of 2001, before resuming its expansion in the second half of the year. We do not believe the economy is in recession (defined by two consecutive quarters of negative growth), but rather is undergoing an economic pause and a period of readjustment after several years of extraordinary growth. Positive factors like falling interest rates, expanding liquidity, and lower oil prices should work to ease the economy out of the rapid decline it experienced in the fourth quarter of 2000. With an emphasis on early-cycle stocks, we think the Fund is well-positioned to benefit from the expected upturn in the US economy.

    Our outlook for the small-cap sector is very positive based on several factors. History has shown that small-cap stocks tend to outperform larger-cap stocks in the absence of a major IPO market and during periods in which the economy is in a slowdown and the Federal Reserve Board is cutting interest rates. Falling rates generally precipitate an economic acceleration and a surge in demand, and, if that happens, investors will likely buy small-cap stocks first, since their earnings tend to grow more quickly than those of their large-cap counterparts. Additionally, the relative valuations of small-cap stocks are now at twenty-year lows, small-cap companies have enjoyed six straight quarters of improving profits, and many of these companies are buying their own stock. Against this favorable backdrop, we anticipate that the Fund will follow up its success in 2000 with another strong year in 2001.

PERFORMANCE OVERVIEW

This chart compares a $10,000 hypothetical investment made in Seligman Small-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 2000, to a $10,000 investment made in the Lipper Small Cap Value Funds Average (Lipper Small Cap Value Average) and the Russell 2000 Value Index, from April 30, 1997, to December 31, 2000. The results for Seligman Small-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 3% contingent deferred sales charge (CDSC) for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. The performance of Class C shares is not shown in this chart but is included in the table on page 5. It is important to keep in mind that the Lipper Small Cap Value Average and the Russell 2000 Value Index exclude the effect of fees and/or sales charges.

        [The table below represents a line chart in the printed piece.]

                 Seligman  Small-Cap  Value  Fund

                 --------------------------------             Lipper     Russell
           Class A       Class A    Class B      Class D     Small Cap    2000
             with        without      with       without       Value      Value
         Sales Charge  Sales Charge   CDSC         CDSC      Average*    Index*
         -----------   ------------  ------      -------     ---------   -------
             9520        10000       10000       10000
4/30/97      9600        10084       10084       10084       10000       10000
             10546.7     11078.4     11064.4     11064.4     10796       10929
6/30/97      11466.7     12044.8     12030.8     12030.8     11342.3     11519.2
             12026.7     12633       12619       12619       11818.7     12170
             12240       12857.1     12829.1     12829.1     12006.6     12471.8
9/30/97      13160       13823.5     13781.5     13781.5     12805       13334.9
             12626.7     13263.3     13221.3     13221.3     12456.7     12949.5
             12622.7     13259.1     13203.1     13203.1     12593.7     12873.1
12/31/97     12982.9     13637.5     13582       13582       13020.7     13013.4
             12209       12825       12755       12755       12785       12797.4
             13050       13708       13624       13624       13558.5     13638.2
3/31/98      13650       14338       14240       14254       14109       14245.1
             13370       14044       13932       13946       14178.1     14387.5
             12890       13539       13441       13441       13676.2     13796.2
6/30/98      12289       12909       12811       12811       13599.6     13552
             11502       12082       11970       11970       12534.8     12599.3
             9314        9783        9685        9685        10571.8     10388.1
9/30/98      9247        9713        9615        9615        11169.1     10737.2
             9727        10218       10106       10106       11500.8     11175.2
             10165       10678       10566       10566       11812.5     11675.9
12/31/98     10540       11072       10946       10946       12183.4     12085.7
             10232       10748       10622       10622       11906.9     11871.8
             9643        10123       10003       10003       11093.6     11066.9
3/31/99      9777        10270       10130       10130       11002.7     10915.3
             11130       11691       11522       11536       12007.2     11919.5
             11183       11747       11579       11579       12375.8     12327.1
6/30/99      12094       12704       12507       12507       12823.8     12912.7
             11826       12422       12240       12240       12519.9     12792.6
             10835       11381       11199       11199       12062.9     12284.7
9/30/99      10513       11044       10861       10861       11821.7     12013.2
             10031       10537       10355       10355       11585.2     11779
             10457       10985       10788       10788       11645.5     12172.4
12/31/99     10646       11182       10971.9     10972       12003       12732.3
             10067       10574.6     10378.1     10378.1     11688.5     12327.4
             10026.6     10532.2     10307.4     10307       12402.7     12749
3/31/00      10847.6     11394.5     11169.9     11170       12461       13408.1
             11130.2     11691.4     11438.5     11439       12534.5     13331.7
             10888       11437       11184       11198.1     12342.7     13175.7
6/30/00      10820.7     11366.3     11113.3     11113.3     12703.1     13590.8
             10982.2     11535.9     11268.8     11268.8     13126.1     13662.8
             12126.2     12737.6     12442.4     12442.4     13712.9     14586.4
9/30/00      12099.2     12709.3     12414.1     12414.1     13634.7     14466.8
             12018.5     12624.5     12301       12315.1     13587       14310.6
             12153.1     12765.8     12442.4     12442.4     13309.8     13721
12/31/00     13472       14151.3     13499.7     13799.7     14739.3     15023.1

*From April 30, 1997

A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average market fluctuations.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2000
                                                        AVERAGE ANNUAL
                                                 ------------------------------
                                                            CLASS C
                                                             SINCE       SINCE
                                         SIX       ONE     INCEPTION   INCEPTION
                                       MONTHS*     YEAR     5/27/99     4/25/97
                                      --------     ----     -------     -------
CLASS A**
With Sales Charge                       18.60%    20.60%      n/a        8.42%
Without Sales Charge                    24.50     26.55       n/a        9.87

CLASS B**
With CDSC+                              19.17     20.77       n/a        8.48
Without CDSC                            24.17     25.77       n/a        9.13

CLASS C**
With Sales Charge and CDSC              21.93     23.50     12.02%        n/a
Without Sales Charge and CDSC           24.17     25.77     12.71         n/a

CLASS D**
With 1% CDSC                            23.17     24.77       n/a         n/a
Without CDSC                            24.17     25.77       n/a        9.13

LIPPER SMALL CAP
  VALUE AVERAGE***                      10.54     17.99     13.25+++    11.71++

RUSSELL 2000 VALUE INDEX***             16.04     22.83     11.68+++    11.16++


NET ASSET VALUE

           DECEMBER 31, 2000     JUNE 30, 2000    DECEMBER 31, 1999
           -----------------     -------------    -----------------
CLASS A         $10.01              $8.04               $7.91
CLASS B           9.76               7.86                7.76
CLASS C           9.76               7.86                7.76
CLASS D           9.76               7.86                7.76

CAPITAL GAIN (LOSS) INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2000

REALIZED                 $(2.024)
UNREALIZED                 0.989(o)

Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Small Cap Value Average and the Russell 2000 Value Index are unmanaged benchmarks that assume investment of dividends, and exclude the effect of fees and/or sales charges. The monthly performances of the Lipper Small Cap Value Average are used in the Performance Overview. Investors cannot invest directly in an average or an index.

  + The CDSC is 5% for periods of one year or less, and 3% since inception. ++ From April 30, 1997.

+++ From May 31, 1999.

(o) Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2000.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2000
                                                                    PERCENT OF
                                                                    NET ASSETS
                                                                   DECEMBER 31,
                                                                  -------------
                              ISSUES      COST          VALUE      2000    1999
                              ------  ------------  ------------  -----   -----
COMMON STOCKS:
   Advertising ..............     1   $  1,528,507  $  2,550,000    2.2%    2.6%
   Aerospace ................     1      1,886,116     3,147,500    2.7      --
   Apparel and Textile ......     1      2,586,085     1,588,750    1.4     2.6
   Appliances ...............    --             --            --     --     2.9
   Banking ..................     2      4,372,383     6,503,637    5.6     5.6
   Building and
     Construction ...........     1      2,928,731     3,972,500    3.4     2.8
   Capital Goods ............    --             --            --     --     1.3
   Chemicals ................     3      8,693,929     8,036,525    6.9      --
   Consumer Goods and
     Services ...............     1      3,925,072     1,331,250    1.1     4.0
   Distributors .............     1      1,242,441     1,184,194    1.0     2.2
   Drugs and Health Care ....     3      4,651,656    11,085,000    9.5     5.4
   Electronics ..............     1      3,358,285     3,189,063    2.7     2.7
   Finance and Insurance ....     4     10,145,093    14,239,287   12.2     6.6
   Garden Products ..........    --             --            --     --     0.5
   Leisure and Related ......     1      1,663,917     2,920,000    2.5     3.0
   Machinery ................     1      6,485,749     6,474,844    5.5     2.8
   Manufacturing ............     2      4,612,975     5,361,875    4.6     5.6
   Medical Products and
     Technology .............     1      2,059,688     2,184,375    1.9     3.0
   Oil and Gas ..............     3      5,433,222     9,475,313    8.1    10.4
   Packaging/Containers .....     2      7,323,469     4,485,656    3.8     6.0
   Plastics .................     1      1,210,310     1,680,000    1.4     1.9
   Printing and Publishing ..     1      5,646,047     3,182,813    2.7     2.6
   Restaurants ..............     1      1,772,195     3,238,125    2.8     2.6
   Retail Trade .............     4      9,340,060     8,827,968    7.5    12.5
   Specialty Metals/Steel ...    --             --            --     --     6.8
   Transportation ...........     3     10,125,104     7,254,726    6.2     4.8
   Utilities ................     1      2,687,000     3,501,675    3.0      --
                                ---   ------------  ------------  -----   -----
                                 40    103,678,034   115,415,076   98.7   101.2
  SHORT-TERM HOLDING AND
    OTHER ASSETS LESS
    LIABILITIES .............     1      1,557,430     1,557,430    1.3    (1.2)
                                ---   ------------  ------------  -----   -----
  NET ASSETS ................    41   $105,235,464  $116,972,506  100.0%  100.0%
                                ===   ============  ============  =====   =====

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


TEN LARGEST PURCHASES                   TEN LARGEST SALES
---------------------                   -----------------
Trimble Navigation*                     Avis Group Holdings**
Smurfit-Stone Container*                Bank United (Class A)**
Olin*                                   American National Can Group**
Orion Power Holdings*                   Oxford Health Plans
CNF*                                    Cubic
Minerals Technologies*                  Bay View Capital**
Pharmacopeia*                           Lamson & Sessions
Litton Industries*                      Complete Business Solutions**
The Wet Seal (Class A)                  Liberty Financial Companies
Cadmus Communications                   Olympic Steel


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period. ** Position eliminated during the period.

================================================================================
LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2000

SECURITY                                                                 VALUE
--------                                                                 -----
Stewart & Stevenson Services ....................................     $6,474,844
Apria Healthcare Group ..........................................      4,462,500
RenaissanceRe Holdings ..........................................      4,307,187
IndyMac Bancorp .................................................      4,073,950
Berkley (W.R.) ..................................................      4,023,037
Liberty Financial Companies .....................................      4,010,625
Dal-Tile International ..........................................      3,972,500
Orion Power Holdings ............................................      3,501,675
Omnicare ........................................................      3,460,000
Smurfit-Stone Container .........................................      3,428,437
================================================================================

LARGEST INDUSTRIES
DECEMBER 31, 2000


        [The table below represents a bar chart in the printed piece.]

                                           Percent of
                                           Net Assets

                                           ----------
                FINANCE AND INSURANCE          12.2%       $14,239,287

                DRUGS AND HEALTHCARE            9.5        $11,085,000

                OIL AND GAS                     8.1        $ 9,475,313

                RETAIL TRADE                    7.5        $ 8,827,968

                CHEMICALS                       6.9        $ 8,036,525

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                         SHARES        VALUE
                                                         ------     ------------
COMMON STOCK  98.7%
ADVERTISING  2.2%
True North Communications

  Advertising agency                                     60,000     $  2,550,000
                                                                    ------------
AEROSPACE  2.7%
Litton Industries*
   Provider of advanced
   electronics and information
   systems                                               40,000        3,147,500
                                                                    ------------
APPAREL AND TEXTILES  1.4%
Cutter & Buck*
  Designer and marketer of
  men's sportswear and
  outerwear                                             205,000        1,588,750
                                                                    ------------
BANKING  5.6%
Commercial Federal

  Provider of financial services                        125,000        2,429,687
IndyMac Bancorp
  Holding company for an
  Internet bank                                         138,100        4,073,950
                                                                    ------------
                                                                       6,503,637

                                                                    ------------
BUILDING AND
   CONSTRUCTION  3.4%
Dal-Tile International*
  Manufacturer of ceramic tile                          280,000        3,972,500
                                                                    ------------
CHEMICALS  6.9%
Crompton
  Manufacturer of specialty
  chemicals, polymers, and

  polymer processing equipment                          300,000        3,150,000
Minerals Technologies
  Marketer of specialty minerals
  and products                                           50,000        1,709,375
Olin*
  Manufacturer of chemicals,
  metals, and defense products                          143,600        3,177,150
                                                                    ------------
                                                                       8,036,525

                                                                    ------------
CONSUMER GOODS
   AND SERVICES  1.1%
Fresh Del Monte Produce*
  Producer, distributor, and
  marketer of fresh produce                             300,000        1,331,250
                                                                    ------------
DISTRIBUTORS  1.0%
Cubic

  Developer, manufacturer, and
  distributor of defense and
  industrial electronic products                         46,100        1,184,194
                                                                    ------------
DRUGS AND
   HEALTH CARE  9.5%
Apria Healthcare Group*
  Provider of home health
  care services                                         150,000        4,462,500
Omnicare
  Provider of pharmaceutical
  services to long-term

  care institutions                                     160,000        3,460,000
Oxford Health Plans*
  Provider of health care
  benefit plans                                          80,000        3,162,500
                                                                    ------------
                                                                      11,085,000

                                                                    ------------
ELECTRONICS  2.7%
Trimble Navigation* (Germany)
  Provider of electronic

  measuring instruments                                 130,000        3,189,063
                                                                    ------------
FINANCE AND
   INSURANCE 12.2% Berkley (W.R.)

  Insurance provider                                     85,200        4,023,037
Liberty Financial Companies
  Provider of asset management
  services                                               90,000        4,010,625
Mutual Risk Management
  Insurance provider                                    125,000        1,898,438
RenaissanceRe Holdings
  Global provider of reinsurance
  and insurance                                          55,000        4,307,187
                                                                    ------------
                                                                      14,239,287

                                                                    ------------
LEISURE AND RELATED  2.5%
Harman International Industries
  Provider of audio and video
  products for the consumer and
  professional markets                                   80,000        2,920,000
                                                                    ------------
MACHINERY  5.5%
Stewart & Stevenson Services
  Designer, assembler, and

  marketer of machinery                                 285,000        6,474,844
                                                                    ------------
MANUFACTURING  4.6%
Furniture Brands International*
  Manufacturer of furniture and
  home furnishings                                      140,000        2,948,750
Mueller Industries*
  Manufacturer and distributor of
  brass, bronze, copper, and
  aluminum products                                      90,000        2,413,125
                                                                    ------------
                                                                       5,361,875

                                                                    ------------
MEDICAL PRODUCTS AND
   TECHNOLOGY  1.9%
Pharmacopeia*
  Provider of technology services
  used to accelerate drug discovery
  and chemical development                              100,000        2,184,375
                                                                    ------------

----------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000

                                                         SHARES        VALUE
                                                         ------     ------------
OIL AND GAS  8.1%
Equitable Resources

  Energy supplier                                        50,000     $  3,337,500
Midcoast Energy Resources
  Transporter and marketer of
  natural gas and other
  petroleum products                                    145,000        3,162,813
Valero Energy
  Owner and operator of
  oil refineries                                         80,000        2,975,000
                                                                    ------------
                                                                       9,475,313

                                                                    ------------
PACKAGING/CONTAINERS  3.8%
BWAY*
  Manufacturer and marketer of
  steel containers                                      268,500        1,057,219
Smurfit-Stone Container*
  Manufacturer of paper and
  paperboard-based packaging                            230,000        3,428,437
                                                                    ------------
                                                                       4,485,656

                                                                    ------------
PLASTICS  1.4%
Lamson & Sessions*
  Manufacturer and distributor
  of thermoplastics and
  electronics                                           160,000        1,680,000
                                                                    ------------
PRINTING AND
   PUBLISHING  2.7%
Cadmus Communications

  Commercial printer                                    350,000        3,182,813
                                                                    ------------
RESTAURANTS  2.8%
Jack in the Box*
  Operator of fast-food
  restaurants                                           110,000        3,238,125
                                                                    ------------
RETAIL TRADE  7.5%
Abercrombie & Fitch (Class A)*
  Retailer of casual apparel                            115,000        2,300,000
Fred's

  Discount retailer                                     125,000        2,613,281
Urban Outfitters*
  Clothing retailer                                     130,000        1,035,937
The Wet Seal (Class A)*
  Retailer of young women's
  apparel                                               140,000        2,878,750
                                                                    ------------
                                                                       8,827,968

                                                                    ------------
TRANSPORTATION  6.2%
ABC-NACO*
  Manufacturer and marketer of
  railroad equipment                                    238,900        1,388,606
CNF

  Provider of

  transportation services                                88,000        2,975,500
Pittston Brink's Group
  Provider of global freight
  transportation                                        145,440        2,890,620
                                                                    ------------
                                                                       7,254,726

                                                                    ------------
UTILITIES  3.0%
Orion Power Holdings

  Power plant operator                                  142,200        3,501,675
                                                                    ------------

TOTAL COMMON STOCKS
  (Cost $103,678,034)                                                115,415,076

SHORT-TERM HOLDINGS  0.5%
  (Cost $615,000)                                                        615,000
                                                                    ------------

TOTAL INVESTMENTS  99.2%
  (Cost $104,293,034)                                                116,030,076

OTHER ASSETS
  LESS LIABILITIES  0.8%                                                 942,430
                                                                    ------------
NET ASSETS  100.0%                                                  $116,972,506
                                                                    ============

----------
  * Non-income producing security.

  Descriptions of companies have not been audited by Deloitte & Touche LLP.

  See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value:
    Common stocks (cost $103,678,034) ............  $115,415,076
    Short-term holdings (cost $615,000) ..........       615,000   $116,030,076
                                                    ------------
Cash ...........................................................          4,186
Receivable for Capital Stock sold ..............................      1,341,211
Expenses prepaid to shareholder service agent ..................         31,435
Receivable for dividends and interests .........................         29,159
Deferred organization expenses .................................          3,435
Other ..........................................................          4,130
                                                                   ------------
TOTAL ASSETS ...................................................    117,443,632
                                                                   ------------
LIABILITIES:
Payable for Capital Stock repurchased ..........................        153,266
Management fee payable .........................................         90,447
Accrued expenses and other .....................................        227,413
                                                                  -------------
TOTAL LIABILITIES ..............................................        471,126
                                                                  -------------
NET ASSETS .....................................................   $116,972,506
                                                                  =============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value;
  1,000,000,000 shares authorized;
  11,865,369 shares outstanding):
  Class A ......................................................   $      4,674
  Class B ......................................................          4,457
  Class C ......................................................            524
  Class D ......................................................          2,210
Additional paid-in capital .....................................    129,274,248
Accumulated net investment loss ................................         (2,721)
Accumulated net realized loss ..................................    (24,047,928)
Net unrealized appreciation of investments .....................     11,737,042
                                                                   ------------
NET ASSETS .....................................................   $116,972,506
                                                                   ============
NET ASSET VALUE PER SHARE:
CLASS A ($46,807,331 / 4,673,769 shares) .......................         $10.01
                                                                         ======
CLASS B ($43,486,066 / 4,457,406 shares) .......................          $9.76
                                                                         ======
CLASS C ($5,114,023 / 524,085 shares) ..........................          $9.76
                                                                         ======
CLASS D ($21,565,086 / 2,210,109 shares) .......................          $9.76
                                                                         ======

----------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Dividends ......................................       $871,370
Interest .......................................         23,455
                                                   ------------
TOTAL INVESTMENT INCOME .......................................        $894,825
EXPENSES:
Management fee .................................      1,013,302
Distribution and service fees ..................        718,362
Shareholder account services ...................        416,664
Shareholder reports
  and communications ...........................        124,016
Custody and related services ...................         64,441
Registration ...................................         51,835
Auditing and legal fees ........................         44,902
Directors' fees and expenses ...................          6,383
Amortization of deferred
  organization expenses ........................          2,577
Miscellaneous ..................................          5,825
                                                   ------------
TOTAL EXPENSES ................................................       2,448,307
                                                                   ------------
NET INVESTMENT LOSS ...........................................      (1,553,482)

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on investments ...............    (24,018,394)
Net change in unrealized depreciation
  of investments ...............................     49,031,321
                                                   ------------
NET GAIN ON INVESTMENTS .......................................      25,012,927
                                                                   ------------
INCREASE IN NET ASSETS FROM OPERATIONS ........................     $23,459,445
                                                                   ============

----------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                      YEAR ENDED DECEMBER 31,
                                                  -----------------------------
                                                      2000             1999
                                                  ------------     ------------
OPERATIONS:
Net investment loss ..........................     $(1,553,482)     $(1,980,291)
Net realized gain (loss) on investments ......     (24,018,394)       3,899,601
Net change in unrealized depreciation
  of investments .............................      49,031,321       (3,700,133)
                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ............................      23,459,445       (1,780,823)
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ....................................              --         (217,190)
  Class B ....................................              --         (252,504)
  Class C ....................................              --           (5,054)
  Class D ....................................              --         (139,563)
                                                  ------------     ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ....              --         (614,311)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ............      21,696,206       18,654,762
Exchanged from associated Funds ..............      17,975,017       30,506,558
Value of shares issued in payment
  of gain distributions ......................              --          417,927
                                                  ------------     ------------
Total ........................................      39,671,223       49,579,247
                                                  ------------     ------------
Cost of shares repurchased ...................     (32,035,017)     (55,673,925)
Exchanged into associated Funds ..............     (27,020,747)     (56,254,938)
                                                  ------------     ------------
Total ........................................     (59,055,764)    (111,928,863)
                                                  ------------     ------------
DECREASE IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS .........................     (19,384,541)     (62,349,616)
                                                  ------------     ------------
INCREASE (DECREASE)IN NET ASSETS .............       4,074,904      (64,744,750)
NET ASSETS:
Beginning of year ............................     112,897,602      177,642,352
                                                  ------------     ------------
END OF YEAR (including accumulated
  net investment loss of $2,721
  and $2,272, respectively) ..................    $116,972,506     $112,897,602
                                                  ============     ============


----------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Small-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distri- bution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2000, amounted to $41,555,114 and $65,424,618, respectively.

   At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $28,147,835 and $16,410,793, respectively.

4. SHORT-TERM INVESTMENTS -- At December 31, 2000, the Fund owned short-term investments, which matured in less than seven days.

5. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock.

NOTES TO FINANCIAL STATEMENTS


Transactions in shares of Capital Stock were as follows:

                                        YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------
                                    2000                        1999
                          -------------------------   -------------------------
CLASS A                     SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Sales of shares            1,763,235    $14,719,497    1,060,132     $8,580,796
Exchanged from
  associated Funds         1,085,397      8,957,851    2,717,628     22,128,020
Shares issued in
  payment of gain
  distributions                   --             --       21,837        173,809
                          ----------   ------------   ----------   ------------
Total                      2,848,632     23,677,348    3,799,597     30,882,625
                          ----------   ------------   ----------   ------------
Shares

  repurchased             (1,842,283)   (15,092,133)  (2,847,811)   (22,161,118)
Exchanged into
  associated

  Funds                   (1,477,070)   (12,050,528)  (3,479,540)   (28,047,117)
                          ----------   ------------   ----------   ------------
Total                     (3,319,353)   (27,142,661)  (6,327,351)   (50,208,235)
                          ----------   ------------   ----------   ------------
Decrease                    (470,721)   $(3,465,313)  (2,527,754)  $(19,325,610)
                          ==========   ============   ==========   ============

                                 YEAR ENDED                  MAY 27, 1999*
                              DECEMBER 31, 2000           TO DECEMBER 31, 1999
                          -------------------------   -------------------------
CLASS B                     SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Sales of shares              387,732     $3,280,260      676,372     $5,356,321
                          ----------   ------------   ----------   ------------
Exchanged from

  associated Funds           306,714      2,603,371      279,379      2,253,268
Shares issued in
  payment of gain
  distributions                   --             --       19,608        153,140
                          ----------   ------------   ----------   ------------
Total                        694,446      5,883,631      975,359      7,762,729
                          ----------   ------------   ----------   ------------
Shares

  repurchased             (1,174,647)    (9,317,117)  (2,096,029)   (16,144,317)
Exchanged into
  associated

  Funds                     (996,299)    (7,764,933)  (2,185,588)   (16,538,393)
                          ----------   ------------   ----------   ------------
Total                     (2,170,946)   (17,082,050)  (4,281,617)   (32,682,710)
                          ----------   ------------   ----------   ------------
Decrease                  (1,476,500)  $(11,198,419)  (3,306,258)  $(24,919,981)
                          ==========   ============   ==========   ============


                                 YEAR ENDED                  MAY 27, 1999*
                              DECEMBER 31, 2000           TO DECEMBER 31, 1999
                          -------------------------   -------------------------
CLASS C                     SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Sales of shares              303,437     $2,515,200      175,923     $1,430,671
Exchanged from
  associated funds           410,953      3,467,449        3,201         27,297
Shares issued in
  payment of gain

  distributions                   --             --          623          4,869
                          ----------   ------------   ----------   ------------
Total                        714,390      5,982,649      179,747      1,462,837
                          ----------   ------------   ----------   ------------
Shares

  repurchased                (38,394)      (315,607)      (5,578)       (42,114)
Exchanged into
  associated funds          (313,501)    (2,686,673)     (12,579)       (93,161)
                          ----------   ------------   ----------   ------------
Total                       (351,895)    (3,002,280)     (18,157)      (135,275)
                          ----------   ------------   ----------   ------------
Increase                     362,495     $2,980,369      161,590     $1,327,562
                          ==========   ============   ==========   ============

* Commencement of offering of shares.

                                        YEAR ENDED DECEMBER 31,
                          -----------------------------------------------------
                                    2000                        1999
                          -------------------------   -------------------------
CLASS D                     SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Sales of shares              144,746     $1,181,249      417,018     $3,286,974
Exchanged from
  associated Funds            337,031      2,946,346      740,549      6,097,973
Shares issued in
  payment of gain
  distributions                   --             --       11,025         86,109
                          ----------   ------------   ----------   ------------
Total                        481,777      4,127,595    1,168,592      9,471,056
                          ----------   ------------   ----------   ------------
Shares

  repurchased               (921,843)    (7,310,160)  (2,264,750)   (17,326,376)
Exchanged into
  associated

  Funds                     (564,152)    (4,518,613)  (1,522,945)   (11,576,267)
                          ----------   ------------   ----------   ------------
Total                     (1,485,995)   (11,828,773)  (3,787,695)   (28,902,643)
                          ----------   ------------   ----------   ------------
Decrease                  (1,004,218)   $(7,701,178)  (2,619,103)  $(19,431,587)
                          ==========   ============   ==========   ============

6. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $7,354 from sales of Class A shares. Commissions of $54,602 and $23,675 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2000, fees incurred under the Plan aggregated $98,282 or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C,

NOTES TO FINANCIAL STATEMENTS


and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $389,778, $27,662, and $202,640, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2000, such charges amounted to $7,449.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $4,770.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $736 from the sales of shares of the Fund and distribution and service fees of $9,043 pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $416,664 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $2,721 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

7. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2000, the Fund did not borrow from the credit facility.

8. CAPITAL LOSS CARRYFORWARD -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $15,267,289, which is available for offset against future taxable net capital gains, expiring in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


                                                       CLASS A                                         CLASS B
                                     -------------------------------------------     --------------------------------------------

                                          YEAR ENDED DECEMBER 31,       4/25/97*         YEAR ENDED DECEMBER 31,          4/25/97*
                                     ------------------------------        TO        -------------------------------        TO
                                       2000        1999        1998     12/31/97        2000        1999        1998     12/31/97
                                     -------     -------     -------     -------      -------     -------     -------     -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING
  OF PERIOD ......................   $  7.91     $  7.87     $  9.73     $  7.14      $  7.76     $  7.78     $  9.69     $  7.14
                                     -------     -------     -------     -------      -------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss) .....     (0.09)      (0.07)      (0.09)      (0.07)       (0.15)      (0.14)      (0.15)      (0.11)
Net realized and unrealized gain
  (loss) on investments ..........      2.19        0.15       (1.74)       2.67         2.15        0.16       (1.73)       2.67
                                     -------     -------     -------     -------      -------     -------     -------     -------
TOTAL FROM INVESTMENT
 OPERATIONS ......................      2.10        0.08       (1.83)       2.60         2.00        0.02       (1.88)       2.56
                                     -------     -------     -------     -------      -------     -------     -------     -------
LESS DISTRIBUTIONS:
Distributions from net realized
 capital gains ...................        --       (0.04)      (0.03)      (0.01)          --       (0.04)      (0.03)      (0.01)
                                     -------     -------     -------     -------      -------     -------     -------     -------
TOTAL DISTRIBUTIONS ..............        --       (0.04)      (0.03)      (0.01)          --       (0.04)      (0.03)      (0.01)
                                     -------     -------     -------     -------      -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ...   $ 10.01     $  7.91     $  7.87     $  9.73      $  9.76     $  7.76     $  7.78     $  9.69
                                     =======     =======     =======     =======      =======     =======     =======     =======

TOTAL RETURN: ....................     26.55%       1.00%     (18.81)%     36.38%       25.77%       0.24%     (19.41)%     35.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) .................   $46,807     $40,678     $60,383     $87,510      $43,486     $46,030     $71,875     $88,330
Ratio of expenses to average
 net assets ......................      1.96%       1.86%       1.69%       1.87%+       2.71%       2.61%       2.44%       2.63%+
Ratio of net investment income
 (loss) to average net assets ....     (1.07)%     (0.92)%     (0.98)%     (1.12)%+     (1.82)%     (1.67)%     (1.73)%     (1.88)%+
Portfolio turnover rate ..........     40.65%      41.48%      30.06%      15.91%       40.65%      41.48%      30.06%      15.91%

----------

See footnotes on page 17.

FINANCIAL HIGHLIGHTS



                                                                  CLASS C                                CLASS D
                                                           --------------------       --------------------------------------------
                                                             YEAR      5/27/99**           YEAR ENDED DECEMBER 31,        4/25/97*
                                                             ENDED        TO          -------------------------------        TO
                                                           12/31/00    12/31/99         2000        1999        1998      12/31/97
                                                           --------     -------       -------     -------     -------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ....................   $  7.76     $  8.10       $  7.76     $  7.78     $  9.69     $  7.14
                                                            -------     -------       -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............................     (0.16)      (0.07)        (0.15)      (0.13)      (0.15)      (0.11)
Net realized and unrealized gain (loss)
  on investments ........................................      2.16       (0.23)         2.15        0.15       (1.73)       2.67
                                                            -------     -------       -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS ........................      2.00       (0.30)         2.00        0.02       (1.88)       2.56
                                                            -------     -------       -------     -------     -------     -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains ...........        --       (0.04)           --       (0.04)      (0.03)      (0.01)
                                                            -------     -------       -------     -------     -------     -------
TOTAL DISTRIBUTIONS .....................................        --       (0.04)           --       (0.04)      (0.03)      (0.01)
                                                            -------     -------       -------     -------     -------     -------
NET ASSET VALUE, END OF PERIOD ..........................   $  9.76     $  7.76       $  9.76     $  7.76     $  7.78     $  9.69
                                                            =======     =======       =======     =======     =======     =======

TOTAL RETURN: ...........................................     25.77%      (3.72)%       25.77%       0.24%     (19.41)%     35.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ................   $ 5,114     $ 1,254       $21,565     $24,936     $45,384     $63,360
Ratio of expenses to average net assets .................      2.71%       2.69%+        2.71%       2.61%       2.44%       2.63%+
Ratio of net investment income (loss) to average
  net assets ............................................     (1.82)%     (1.65)%+      (1.82)%     (1.67)%     (1.73)%     (1.88)%+
Portfolio turnover rate .................................     40.65%      41.48%++      40.65%      41.48%      30.06%      15.91%

----------
 * Commencement of operations.
** Commencement of offering of shares.
 + Annualized.
++ For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS, SELIGMAN SMALL-CAP VALUE FUND OF SELIGMAN VALUE FUND SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Small-Cap Value Fund as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective-stated periods, in conformity with auditing standards generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001

BOARD OF DIRECTORS


JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company

DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
TRUSTEE, New York-Presbyterian Hospital
DIRECTOR, Commonwealth Industries, Inc.
RETIRED CHAIRMAN AND SENIOR PARTNER,
  Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
  J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT

PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------

Member: (1) Executive Committee
        (2) Audit Committee

        (3) Director Nominating Committee
        (4) Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

NEIL T. EIGEN
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

FOR MORE INFORMATION


MANAGER

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS (800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States

(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT   OBJECTIVE  --  The  shared  investment  goal  of  a  fund  and  its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

--------------------------------------------------------------------------------











                            SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

           THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF BENEFICIAL INTEREST OF SELIGMAN HIGH-YIELD BOND SERIES, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQVSC2  12/00                          [Recycle logo] Printed on Recycled Paper

--------------------------------------------------------------------------------